Exhibit 24 (i) 2

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chairman of the Board and Chief Executive Officer, a Principal Executive Officer, and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K, for the year ended December 31, 2004, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2004 of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 1st day of February, 2005.

                                                /s/ Steven V. Lant          L.S.
                                           -------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 1st day of February, 2005, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                /s/ Donna M. Giametta
                                           -------------------------------------
                                                      Notary Public

                                                                Exhibit 24 (i) 2

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, CARL E. MEYER, President and Chief Operating Officer, a Principal Executive Officer, and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE , STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K, for the year ended December 31, 2004, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2004 of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 1st day of February, 2005.

                                                 /s/ Carl E. Meyer          L.S.
                                           -------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 1st day of February, 2005, before me personally came CARL E. MEYER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                 /s/ Donna M. Giametta
                                           -------------------------------------
                                                      Notary Public

                                                                Exhibit 24 (i) 2

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, ARTHUR R. UPRIGHT, Senior Vice President-Regulatory Affairs, Financial Planning and Accounting, an Officer, and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE , STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K, for the year ended December 31, 2004, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2004 of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 1st day of February, 2005.

                                                  /s/ Arthur R. Upright     L.S.
                                           -------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 1st day of February, 2005, before me personally came ARTHUR R. UPRIGHT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                  /s/ Maureen M. Boes
                                           -------------------------------------
                                                      Notary Public

                                                                Exhibit 24 (i) 2

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, JACK EFFRON, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE , STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K, for the year ended December 31, 2004, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2004 of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 1st day of February, 2005.

                                                 /s/ Jack Effron            L.S.
                                           -------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 1st day of February, 2005, before me personally came JACK EFFRON to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                 /s/ Maureen M. Boes
                                           -------------------------------------
                                                       Notary Public

                                                                Exhibit 24 (i) 2

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Vice President-Accounting and Controller and Principal Accounting Officer of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K, for the year ended December 31, 2004, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2004 of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 1st day of February, 2005.

                                                /s/ Donna S. Doyle          L.S.
                                           -------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 1st day of February, 2005, before me personally came DONNA S. DOYLE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.

                                                /s/ Maureen M. Boes
                                           -------------------------------------
                                                        Notary Public

                                                                Exhibit 24 (i) 2

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, CHRISTOPHER M. CAPONE, Chief Financial Officer and Treasurer and Principal Financial Officer of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DONNA S. DOYLE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K, for the year ended December 31, 2004, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2004 of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 1st day of February, 2005.

                                               /s/ Christopher M. Capone    L.S.
                                           -------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 1st day of February, 2005, before me personally came CHRISTOPHER
M. CAPONE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                               /s/ Maureen M. Boes
                                           -------------------------------------
                                                      Notary Public